UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2006
                               (November 29, 2006)


                                 NEWSEARCH, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                       0-30303                  84-1255846
--------------------------------------------------------------------------------
     (State or Other                (Commission File           (IRS Employer
Jurisdiction of Incorporation)          Number)              Identification No.)


                   4150 Sainte-Catherine Street W., Suite 525
                            Montreal, Quebec H3Z 2Y5
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (514) 288-8070



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On November 29, 2006, the Company issued 23,333,333 shares of its common stock to Vision Capital Partners AA Ltd., a Canadian corporation, in exchange for the conversion of $350,000 in Promissory Notes. The Promissory Notes were originally issued on August 18, September 22, and October 12, 2006, for cash. The common stock shares were issued at a purchase price of $0.015 per share.

Vision Capital Partners AA Ltd. instructed the Company that the shares it received should be issued in part to its own investors. In addition to issuing Mssrs. Azimov, Grob and Adessky each 5,550,000 shares of the Company's common stock, the Company also issued 6,683,333 shares to fifteen other investors or designees. As of November 30, the Company has outstanding 24,133,583 shares of its common stock.

The Company relied upon the exemption from registration, as set forth in Section 4 (2) of the Securities Act, for the issuance of these securities. The recipients took their securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 5.01     Changes in Control of Registrant.

On November 29, 2006, the Company issued 23,333,333 shares of its common stock to Vision Capital Partners AA Ltd. investors or its designees. There was no change in the Company's current board of directors or officers.

The Company's 5% or more shareholders as of November 30 are:

              Name and Address               Amount & Nature
               of Beneficial                  of Beneficial          Percent
                 Owner (1)                     Ownership            of Class (2)
       -------------------------------       ---------------       ------------

       Dr. Earl Azimov
       5737 Blossom
       Cote St Luc, Quebec H4W 2T2              5,550,000             23.0 %

       John Grob
       Amherst House
       Stowlangtoft
       Bury St-Edmunds, UK
       1P313JY                                  5,550,000             23.0 %

       Kenneth Adessky
       4150 Sainte-Catherine Street W.
       Suite 525
       Montreal, Quebec H3Z 2Y5                 6,150,000             25.3 %

       -------------------------------

       (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

       (2) A total of 24,133,583 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

Item 9.01.    Financial Statement and Exhibits.

 (d) Exhibits:

           Exhibit No.       Description
           -----------       -----------

              10.1           Promissory Note dated August 18, 2006

              10.2           Promissory Note dated September 22, 2006

              10.3           Promissory Note dated October 12, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 8, 2006

                                                 NEWSEARCH, INC.


                                                 By  /s/ Kenneth Adessky
                                                     ---------------------
                                                         Kenneth Adessky
                                                         CFO and Secretary